EXHIBIT 10.5

COINMACH SERVICE CORP.
(a Delaware corporation)

Income Deposit Securities
(IDSs)

and

11% Senior Secured Notes due 2024

PURCHASE AGREEMENT

Dated: November 19, 2004

COINMACH SERVICE CORP.
(a Delaware corporation)

18,333,333 Income Deposit Securities

Each Representing One Share of
Class A Common Stock, par value $0.01 per share, and
$6.14 Principal Amount of 11% Senior Secured Notes due 2024

and

$20,000,000.06 Aggregate Principal Amount of 11% Senior Secured Notes due 2024

PURCHASE AGREEMENT

November 19, 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
as Representative of the several Underwriters
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     Coinmach Service Corp., a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of (i) an aggregate of 18,333,333 Income Deposit Securities (“IDSs”), representing an aggregate of 18,333,333 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), and $112,566,664.62 aggregate principal amount of the Company’s 11% Senior Secured Notes due 2024 (the “IDS Notes”), and (ii) an additional $20,000,000.06 aggregate principal amount of the Company’s 11% Senior Secured Notes due 2024 (the “Third Party Notes” and, together with the IDS Notes, the “Notes”), in each case as set forth in Schedule A hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional 2,749,999 IDSs to cover over-allotments, if any. The Notes will initially be fully and unconditionally guaranteed on a senior secured basis (the “Guarantee” and, together with the Notes, the “Note Securities”) by Coinmach Laundry Corporation, a Delaware corporation (“Laundry Corp.” and, together with any future guarantor, the “Guarantors”). Each IDS represents one share of Class A Common Stock and $6.14 principal amount of the IDS Notes. Unless the context otherwise requires, the 18,333,333 IDSs (the “Initial Securities”) to be purchased by the Underwriters on the Closing Time (as defined in Section 2(c) hereof) and all or any part of the 2,749,999 IDSs subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively with the Common Stock and the Note Securities, the “Securities”.

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     The Note Securities will be issued pursuant to an indenture to be dated as of November 24, 2004 (the “Indenture”) between the Company, the Guarantors and The Bank of New York, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

     The Notes will be secured by a first priority lien on substantially all of the existing and future assets of the Company, including, without limitation, (a) an intercompany note (the “Intercompany Note”) issued by Coinmach Corporation (“Coinmach Corp.”) to the Company, (b) the guarantees of the Intercompany Note (the “Intercompany Note Guarantees” and, together with the Intercompany Note, the “Intercompany Note Obligations”) by certain subsidiaries of Coinmach Corp., (c) 100% of the capital stock Laundry Corp. and (d) 100% of the common stock of Appliance Warehouse of America, Inc., a Delaware corporation (“AWA”) (collectively, the “Company Collateral”). The Guarantee by Laundry Corp. will be secured by a first priority lien on substantially all of the existing and future assets of Laundry Corp., other than the capital stock of Coinmach Corp., which will be subject to a second priority lien (collectively, the “Laundry Corp. Collateral” and together with the Company Collateral, the “Collateral”). The lien on the capital stock of Coinmach Corp. will be subordinated, pursuant to the Intercreditor Agreement, to the lien of the Agent (as defined below) under the Credit Facility (as defined below). At the Closing Time, the Company will deliver to the Collateral Agent, pursuant to the terms of the Indenture and the Security Agreement (as defined below), financing statements (the “Financing Statements”) listing each of the Company and Laundry Corp. as a debtor and the Collateral Agent as secured party and covering the Collateral under the security agreement among the Collateral Agent (on its own behalf and on behalf of the Trustee and the holders of Notes), Laundry Corp. and the Company (the “Security Agreement”). In addition, the Company and Laundry Corp., as pledgors, and the Collateral Agent will enter into the pledge agreement to be dated as of the Closing Time (the “Pledge Agreement” and, together with the Financing Statements, the Security Agreement and the Intercreditor Agreement, the “Collateral Documents”). The Collateral Documents will provide for the filing, recordation, indexing and other action as specified therein with respect to the perfection of the liens on the Collateral. In addition, the capital stock of Coinmach Corp. will be subject to a first priority lien pursuant to Coinmach Corp.’s amended senior secured credit facility (as amended through the Closing Time, the “Credit Facility”) dated as of January 25, 2002 among Coinmach Corp., Deutsche Bank Trust Company Americas, as administrative agent (the “Agent”) and the lenders party thereto from time to time (the “Lenders”) and the other persons party thereto from time to time. The agreement relating to the sharing of such capital stock and the proceeds thereof among the Collateral Agent (on its own behalf and on behalf of the Trustee and the holders of Notes) and the Agent (on its own behalf and on behalf of the Lenders) will be contained in a certain intercreditor agreement (the “Intercreditor Agreement”) to be dated as of the Closing Time among Laundry Corp., the Collateral Agent and the Agent.

     The Company understands that the Underwriters propose to make a public offering of the Initial Securities and Third Party Notes as soon as the Representative deems advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-114421), including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective,

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and any prospectus that omitted the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, including the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

     In connection with this offering, the Company will consummate certain restructuring transactions as described in the preliminary prospectus under “Summary—Summary of the Transactions”, “Use of Proceeds” and “The Transactions” (collectively, the “Related Transactions”). The primary agreements relating to the Related Transactions are listed on Schedule D hereto (collectively with the Collateral Documents, the “Related Transaction Documents”).

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company and Laundry Corp. Each of the Company and Laundry Corp. represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

     (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto, but excluding for the purposes of this representation the exhibits thereto, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the

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Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

     (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Related Transaction Documents; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the

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conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (vi) Good Standing of Subsidiaries. Laundry Corp. and each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X, including, without limitation, Laundry Corp., Coinmach Corp., AWA and Super Laundry Equipment Corp., a New York corporation) (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

     (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock (including, without limitation, the Common Stock) of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock (including, without limitation, the Common Stock) of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and Laundry Corp.

     (ix) Authorization and Enforceability of the Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company and Laundry Corp., as applicable, pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will constitute valid and binding obligations of the Company and Laundry Corp., as applicable, enforceable against the Company and Laundry Corp., as applicable, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

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     (x) Authorization and Enforceability of the Indenture. The Indenture has been duly authorized by the Company and Laundry Corp. and meets the standards and requirements for qualification under the United States Trust Indenture Act of 1939, as amended (the “1939 Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder, and, when executed and delivered by the Company, Laundry Corp. and the Trustee, will constitute a valid and binding agreement of the Company and Laundry Corp. enforceable against the Company and Laundry Corp. in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xi) Authorization and Enforceability of the Note Securities. The Note Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and Laundry Corp., as applicable, and, when duly authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company and Laundry Corp., as applicable, enforceable against the Company and Laundry Corp. in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (xii) Authorization and Enforceability of the Intercompany Note Obligations. The Intercompany Note and Intercompany Note Guarantees have been duly authorized and, at the Closing Time, will have been duly executed by Coinmach Corp. and each of the guarantors under the Intercompany Guarantees (the “Intercompany Note Guarantors”), as applicable, and, when authenticated, issued and delivered to the Company, will constitute valid and binding obligations of Coinmach Corp. and the Intercompany Note Guarantors, as applicable, enforceable against Coinmach Corp. and the Intercompany Note Guarantors, as applicable, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xiii) Authorization of the Related Transaction Documents. The Related Transaction Documents have been duly authorized (to the extent a party thereto) by the Company and its subsidiaries, as applicable, and when executed and delivered (to the extent a party thereto) by the Company and its subsidiaries (assuming the due authorization, execution and delivery by each of the other parties thereto), will constitute valid and legally binding agreements of the Company and its subsidiaries (to the extent a party thereto), enforceable against them in accordance with their terms, in each case, to the extent the Company or such subsidiary is a party thereto, and except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

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     (xiv) Description of the Securities, the Indenture and the Intercompany Note Obligations. The Securities, the Indenture and the Intercompany Note Obligations will conform in all material respects to the statements relating thereto contained in the Prospectus.

     (xv) Copies of Related Transaction Documents. The Company has delivered to the Representative a true and correct copy of each of the Related Transaction Documents that have been executed and delivered prior to the date of this Agreement and each other Related Transaction Document in the form substantially as it will be executed and delivered on or prior to the Closing Time, together with all schedules and exhibits thereto, and as of the date hereof there have been no material amendments, alterations, modifications or waivers of any of the provisions of any of the Related Transaction Documents since their date of execution or from the form in which such Related Transaction Documents have been delivered to the Representative. The Related Transaction Documents conform, in all material respects, with the descriptions thereof in the Registration Statement or the Prospectus.

     (xvi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”) except for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Intercompany Note Obligations and the Related Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for (a) with respect to liens, charges or encumbrances, the liens in favor of the Collateral Agent contemplated by the Collateral Documents and (b) such conflicts, breaches, defaults or Repayments Events or liens, charges or encumbrances that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or, except such violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

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     (xvii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     (xviii) Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iii) above in accordance with GAAP in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities, except to the extent that any failure to create adequate charges, accruals and reserves would not reasonably be expected to result in a Material Adverse Effect.

     (xix) Internal Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (xx) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance with financially sound and reputable insurers in such amounts and covering such risks as in the good faith judgment of the Board of Directors of the Company is sufficient given the nature of the Company’s business as of the date hereof, all of which insurance is duly in force and effect.

     (xxi) ERISA. None of the Company or its subsidiaries has any material liability for any prohibited transaction with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). None of the Company or any of its subsidiaries maintains or has any obligation to contribute to or otherwise has any liability with respect to any pension plan subject to Title IV of ERISA. Each pension, profit sharing or other plan that is subject to ERISA and which is maintained by the Company or any subsidiary of the Company is in compliance in all material respects with all applicable provisions of ERISA.

     (xxii) Statistical and Market-Related Data. The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

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     (xxiii) NASD. There are no affiliations with the National Association of Securities Dealers, Inc. (the “NASD”) among the Company’s officers, directors or any stockholder of the Company, except as disclosed in the Registration Statement.

     (xxiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or that would, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or in the Related Transaction Documents or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

     (xxv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required. Each contract or document that is filed as an exhibit to the Registration Statement is a true and complete copy of the contract or document that it purports to be.

     (xxvi) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them and described in the Registration Statement or Prospectus, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy would, individually or in the aggregate, result in a Material Adverse Effect.

     (xxvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Indenture, the Intercompany Note Obligations or the Related Transaction Documents, except (A) such as have been already obtained, (B) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, and (C) the filing of the Financing Statements with the Secretary of State of the State of Delaware.

     (xxviii) Absence of Manipulation. None of the Company, any affiliate controlled by the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or, to the knowledge of the Company, any other affiliate of the Company has taken, nor will the

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Company, any affiliate controlled by the Company or, to the knowledge of the Company, any other affiliate of the Company take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock or Notes underlying the Securities.

     (xxix) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and described in the Registration Statement or Prospectus, except where the failure so to possess would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

     (xxx) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus, (b) constitute Permitted Liens (as defined in the Indenture) or (c) do not, individually or in the aggregate, materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (xxxi) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

     (xxxii) Environmental Laws. Except as described in the Registration Statement or Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code or rule of common law or any judicial or

11

administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (xxxiii) Solvency. Immediately prior to and after the consummation of the transactions contemplated by this Agreement and the Related Transactions, (i) the fair value and present fair saleable value of the assets of the Company and its subsidiaries taken as a whole will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) the Company and its subsidiaries taken as a whole is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement and the Related Transaction Documents, and the consumma tion of the transaction contemplated hereby and thereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

     (xxxiv) Security Interests. The Collateral Documents, once executed and delivered in connection with the sale of the Securities, and upon the proper filing and indexation of applicable Financing Statements with the proper governmental authorities (together with payment of the appropriate filing fees), will create valid and perfected security interests in the personal property and fixtures subject thereto in favor of the Collateral Agent on behalf of the holders of the Notes, subject only to Permitted Liens (as defined in the Indenture).

     (xxxv) Reorganization. Concurrently with or prior to the Closing Time, Coinmach Holdings, LLC, a Delaware limited liability company (“Holdings”) has exchanged (a) certain shares of capital stock of Laundry Corp. for outstanding units of Holdings in order to redeem such Holdings units, and (b) all the remaining outstanding shares of capital stock of Laundry Corp and all of the shares of non-voting common stock of AWA for shares of Company’s Class B common stock, par value $0.01 per share (such transactions collectively referred to as the “Reorganization”), such that, after giving effect to the Reorganization, Laundry Corp. will be a direct wholly owned subsidiary of the Company and AWA will be entirely owned by the Company and Coinmach Corp.

     (xxxvi) Listing. The IDSs have been duly authorized for listing on the American Stock Exchange, subject only to official notice of issuance. A registration statement with respect to the IDSs has been filed on Form 8-A pursuant to Section 12 of the 1934 Act, which registration statement complies in all material respects with the 1934 Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Securities under the

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1934 Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

     (xxxvii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered under the 1933 Act pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per IDS and per Third Party Note set forth in Schedule B, the number of Initial Securities and Third Party Notes, in each case as set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,749,999 IDSs at the price per Option Security set forth in Schedule B, plus an amount per Option Security equal to accrued and unpaid interest with respect to the underlying IDS Note. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional IDSs.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Third Party Notes and the Initial Securities shall be made at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery, the “Closing Time”).

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be

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made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated in writing by the Company, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Third Party Notes, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Third Party Notes, the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Third Party Notes (including the Guarantees thereof), the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Third Party Notes (including the Guarantees thereof), the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission regarding the Registration Statement or otherwise relating to or in connection with the proposed offering of the Securities, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest practicable moment.

     (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and

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will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will, as soon as reasonably practicable, prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     (g) Rule 158. The Company will timely file such reports pursuant to the Securities Exchange Act of 1934 (the “1934 Act”) as are necessary in order to make generally available to its securityholders

15

as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

     (i) Listing. The Company will use its commercially reasonable efforts to effect the listing of the IDSs on the American Stock Exchange.

     (j) Restriction on Sale of Securities. Other than the sale of Securities hereunder, during a period of 180 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any of the Company’s IDSs, Common Stock, Note Securities or any similar securities or any securities convertible into or exercisable or exchangeable for IDSs, Common Stock, Note Securities or any similar securities or file any registration statement under the 1933 Act with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of IDSs, common stock, debt securities or any similar securities, in cash or otherwise. Anything to the contrary notwithstanding, the foregoing restrictions shall not apply to any securities issued by the Company during the Lock-Up Period pursuant to any employee equity participation plan referred to in the Prospectus or securities issued by the Company during the Lock-Up Period upon the exercise of any option, warrant or other right outstanding on the date hereof and issued under any such plan; provided, however, that the recipient of such securities shall provide Merrill Lynch with an agreement substantially in the form of Exhibit C hereto signed by such recipient.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     (l) DTC. The Company shall cooperate with the Representative and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of The Depositary Trust Company.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the

16

Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the prior consent of the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel to the Underwriters in connection with, solely to the extent related to the review by the NASD of the terms of the sale of the Securities, (xi) the fees and expenses incurred in connection with the listing of the Initial Securities and the Option Securities on the American Stock Exchange, (xii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (xiii) any fees payable in connection with the rating of the Securities and (xiv) all costs associated with the perfection and maintenance of the security interests to be obtained under the Indenture and the Collateral Documents.

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown, Rowe & Maw LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel llp, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to matters satisfactory to the Representative, including the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of

17

jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (d) Opinion of Tax Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown, Rowe & Maw LLP, tax counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto.

     (e) Opinion of Tax Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel llp, tax counsel for the underwriters, in form and substance satisfactory to the Representative.

     (f) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order sus pending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

     (g) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (h) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (i) Approval of Listing. At Closing Time, the Initial Securities and Option Securities shall have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     (j) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

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     (k) Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

     (l) Indenture. At Closing Time, the Representative shall have received the Indenture, in form and substance reasonably satisfactory to the Representative and counsel for the Underwriters, executed by the Company and the Trustee, and such agreement shall be in full force and effect.

     (m) Related Transaction Documents. At Closing Time, the Representative shall have received each of the Related Transaction Documents and such related Transaction Documents shall be executed by the Company and each of the other parties thereto shall be in full force and effect, and shall be consistent in all material respects with any descriptions thereof in the Registration Statement or the Prospectus.

     (n) Related Transactions. At the Closing Time, the Related Transactions shall have been consummated on terms and conditions consistent in all material respects with the descriptions thereof in the Registration Statement or the Prospectus.

     (o) Perfection Certificate and Security Interests. At the Closing Time, the Representative shall have received a perfection certificate, substantially in the form of Exhibit D hereto, duly completed and executed by the Company and Laundry Corp. In accordance with the terms of the Collateral Documents, the Representative and the Collateral Agent shall have received each of the following documents, which shall be in form and substance reasonably satisfactory to the Representative, the Collateral Agent and each of their respective counsel, with respect to the Collateral:

     (i) Lien Searches. UCC, judgment and tax lien searches confirming that the personal property comprising part of the Collateral is subject to no liens other than those permitted by the Indenture and the Collateral Documents.

     (ii) Intercompany Note and Intercompany Note Guarantees. The Intercompany Note duly executed by Coinmach Corp. and the Intercompany Note Guarantees duly executed by each of the Intercompany Note Guarantors, and such agreements shall be in full force and effect.

     (iii) Security Agreement and Pledge Agreement. The Security Agreement and Pledge Agreement duly executed by the Company, Laundry Corp. and the Collateral Agent, and each such agreement shall be in full force and effect.

     (iv) Financing Statements. UCC-1 financing statements naming the Company and Laundry Corp. as debtors and the Collateral Agent as secured party.

     (p) Maintenance of Rating. At the Closing Time, the Notes shall be rated by Moody’s and/or by S&P, and the Company shall have delivered to the Representative a letter from such rating agency (or other evidence satisfactory to the Representative) confirming that the Notes have ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any of the Company’s other debt securities by any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company’s other debt securities.

     (q) DTC. The Securities shall be eligible for clearance and settlement through DTC.

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     (r) Preferred Stock. At the Closing Time, Laundry Corp. shall have redeemed all of its outstanding Class A Preferred Stock.

     (s) Credit Facility. At the Closing Time, the amendment to the Credit Facility described under “Description of Certain Indebtedness” in the Prospectus shall have become effective on terms and conditions satisfactory to the Representative.

     (t) Coinmach Corp.’s 9% Senior Notes. At the Closing Time, Coinmach Corp. shall have delivered an irrevocable notice of redemption to the trustee under the indenture dated January 25, 2002 governing Coinmach Corp.’s 9% Senior Notes due 2010 (the “Existing Notes”) pursuant to which Coinmach Corp. shall redeem Existing Notes in an aggregate principal amount of not less than $125.5 million.

     (u) Purchase by GTCR-CLC, LLC and its Affiliates. GTCR-CLC, LLC and/or one of its affiliates shall have purchased 2,199,413 of the Initial Securities from the Underwriters at a purchase price of $13.64 per Initial Security.

     (v) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

     (i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

     (ii) Opinion of Counsel for Company. The favorable opinion of Mayer, Brown, Rowe & Maw LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

     (iii) Opinion of Counsel for Underwriters. The favorable opinion of Cahill Gordon & Reindel llp, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

     (iv) Opinion of Tax Counsel for Company. The favorable opinion of Mayer, Brown, Rowe & Maw LLP, tax counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

     (v) Opinion of Tax Counsel for Underwriters. The favorable opinion of Cahill Gordon & Reindel llp, tax counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

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     (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(h) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (w) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (x) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of Underwriters. Each of the Company and Laundry Corp. agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental

21

agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectuses shall not inure to the benefit of any Underwriter, it Affiliates, its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from whom the person asserting any such loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim damage or expense and if the Company had previously furnished copies thereof to such Underwriter in the quantities reasonably requested by such Underwriter. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each of the Company and Laundry Corp., its respective directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A In formation or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compro-

22

mise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Laundry Corp. on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Laundry Corp. on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and Laundry Corp. on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and Laundry Corp. and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

     The relative fault of the Company and Laundry Corp. on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and Laundry Corp. or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, Laundry Corp. and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified

23

party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company and Laundry Corp., each officer of the Company and Laundry Corp. who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and Laundry Corp. The Underwriters’ respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the NASD or the American Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities

24

settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 4 World Financial Cen-

25

ter, New York, New York 10080, attention of Equity Capital Markets, with a copy to Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005, attention of William M. Hartnett, Esq.; and notices to the Company shall be directed to it at 303 Sunnyside Blvd., Suite 70, Plainview, New York 11803, attention of Robert M. Doyle, with a copy to Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, attention of Ronald S. Brody, Esq.

     SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 15. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     SECTION 17. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

26

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company and Laundry Corp. in accordance with its terms.

Very truly yours, COINMACH SERVICE CORP.
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

COINMACH LAUNDRY CORPORATION
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

By:	Illegible
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

S-1

SCHEDULE A

		Principal
		Amount of
	Number of	Third Party
Name of Underwriter	IDSs	Notes
Merrill Lynch, Pierce, Fenner & Smith Incorporated	8,070,000	9,000,005.86
Citigroup Global Markets Inc.	4,304,000	4,800,000.26
Jefferies & Company, Inc.	1,434,668	1,599,998.04
Deutsche Bank Securities Inc.	1,434,667	1,599,998.04
RBC Capital Markets Corporation	1,344,999	1,500,002.00
Suntrust Capital Markets, Inc.	1,344,999	1,499,995.86
Robert W. Baird & Co. Incorporated	100,000	—
Doft & Co., Inc.	100,000	—
Oppenheimer & Co. Inc.	100,000	—
The Williams Capital Group, L.P.	100,000	—
Total	18,333,333	$20,000,000.06

SCHEDULE B

COINMACH SERVICES CORP.

18,333,333 Income Deposit Securities
(Representing one share of Class A Common Stock,
par value $0.01 per share, and $6.14 principal amount of 11%
Senior Secured Notes due 2024)

and

$20,000,000.06 aggregate principal amount of 11%
Senior Secured Notes due 2024

     1. The initial public offering price per IDS, determined as provided in Section 2, shall be $13.64.

     2. The purchase price per Initial Security to be paid by the several Underwriters shall be $12.9198, being an amount equal to the initial public offering price set forth above less $0.7202 per IDS. The purchase price per Option Security to be paid by the several Underwriters shall be $12.8216, being an amount equal to the initial public offering price set forth above less $0.8184 per IDS; provided that the purchase price per IDS for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be increased by an amount per Option Security equal to accrued and unpaid interest with respect to the underlying IDS Note.

     3. The initial public offering price of the Third Party Notes shall be 100% of the principal amount thereof, plus accrued interest, if any from the date of issuance.

     4. The purchase price per Third Party Note to be paid by the several Underwriters shall be 97% of the principal amount thereof.

     5. The interest rate on the Third Party Notes shall be 11% per annum.

SCHEDULE C

List of persons and entities
subject to lock-up agreements

Coinmach Holdings, LLC
Executive officers and directors of the Company
GTCR-CLC, LLC

SCHEDULE D

List of Related Transaction Documents

(1)	The Security Agreement, the Pledge Agreement and related Financing Statements and Perfection Certificate;

(2)	The Intercreditor Agreement;

(3)	The Amendment to the Credit Facility;

(4)	The redemption notices relating to the Coinmach Corp. 9% Notes;

(5)	The Redemption Agreement among Holdings’ members; and

(6)	The Purchase Agreement relating to the Company’s Class B Common Stock.

EXHIBIT A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock (including, without limitation, the Common Stock) of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock (including, without limitation, the Common Stock) of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (v) The shares of Common Stock underlying the IDSs have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the IDSs is or will be subject to personal liability by reason of being such a holder.

     (vi) Neither the issuance of the Common Stock nor the IDSs is subject to preemptive or other similar rights of any securityholder of the Company.

     (vii) The IDSs have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (viii) The Indenture has been duly authorized by the Company and Laundry Corp. and meets the standards and requirements for qualification under the 1939 Act, and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder, and, when executed and delivered by the Company, Laundry Corp. and the Trustee, will constitute a valid and binding agreement of the Company and Laundry Corp., enforceable against the Company and Laundry Corp. in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (ix) The Note Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and Laundry Corp., as applicable, and, when duly authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company and Laundry Corp., as applicable, enforceable against the Company and Laundry Corp., as applicable, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (x) The Intercompany Note has been duly authorized, executed, issued and delivered by Coinmach Corp. and constitutes a valid and binding obligation of Coinmach Corp., enforceable against Coinmach Corp. in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xi) The Intercompany Note Guarantees have been duly authorized, executed, issued and delivered by the Intercompany Note Guarantors and constitute valid and binding obligations of the Intercompany Note Guarantors, enforceable against the Intercompany Note Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xii) The Related Transaction Documents have been duly authorized by the Company, and, when executed and delivered by the Company and the other parties thereto, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xiii) Each of the Collateral Documents creates in favor of the Collateral Agent a security interest in the right, title and interest of the Company in and to the portion (the “Article 9 Collateral”) of the Collateral (as defined in the Security Agreement) in which a security interest may be created under Article 9 of the Uniform Commercial Code as currently in effect in the State of New York (the “New York UCC”), as collateral security for the payment of the obligations under the Indenture, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xiv) The security interests referred to in paragraph (xiii) above in that portion of such Article 9 Collateral (other than fixtures) in which a security interest is perfected by filing a Financing Statement under the Uniform Commercial Code as currently in effect in the State of Delaware (the “Delaware UCC”) will be perfected by the filing of an applicable Financing Statement in the Office of the Secretary of State of the State of Delaware pursuant to the provisions of the Delaware UCC.

     (xv) Assuming that the certificates representing 100% of the capital stock of Coinmach Corp. (the “Pledged Stock”) that constitute Collateral under the Collateral Documents have been delivered to the Agent in the State of New York with appropriate instruments of transfer duly endorsed in blank by an effective endorsement, and assuming that the Agent has duly acknowledged, pursuant to Section 8-301(a)(2) of the New York UCC with respect to any Pledged Stock that are “certificated securities” (as such term is defined in Section 8-102(a)(4) of the New York UCC), that it will hold possession of such Pledged Stock for the benefit of the Collateral Agent and on behalf of itself, the Trustee and the holders of Notes, and assuming the continued possession and control by the Agent of such Pledged Stock in the State of New York, the security interest in such Pledged Stock in favor of the Collateral Agent for the benefit of the holders of the Notes will be perfected.

     (xvi) Upon delivery to the Collateral Agent in the State of New York of the Intercompany Note, indorsed in favor of the Collateral Agent by an effective endorsement, and assuming the continued possession and control by the Collateral Agent of the Intercompany Note and the Intercompany Note Guarantees in the State of New York and that none of the Collateral Agent, the Trustee and the holders of the Notices has notice of any adverse claim thereto, the Collateral Agent will have a perfected first priority security interest in such Intercompany Note for the benefit of itself, the Trustee and the holders of Notes under the New York UCC.

     (xvii) Each Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of AWA and Laundry Corp. and, to our knowledge, each other Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than those permitted by the Indenture and the Collateral Documents;

none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

     (xviii) The Purchase Agreement has been duly authorized, executed and delivered by the Company and Laundry Corp.

     (xix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (xx) The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430A Information, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (xxi) The forms of certificates used to evidence the Common Stock, the Note Securities and the IDSs comply in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the American Stock Exchange.

     (xxii) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary of the Company is a party, or to which the property of the Company or any subsidiary of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be disclosed in the Registration Statement pursuant to Regulation S-K under the 1933 Act, or which would reasonably be expected to restrain, enjoin, challenge or prevent the consummation of the transactions contemplated in the Purchase Agreement and the Related Transaction Documents or the performance by the Company and Laundry Corp. of their obligations thereunder.

     (xxiii) The information in the Prospectus under “The Transactions,” “Description of IDSs,” “Description of the Notes,” “Description of Capital Stock,” “Business—Properties,” “Business—Legal Proceedings,” “Material United States Federal Income Tax Consequences” and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and the opinion of such firm set forth under “Material United States Federal Income Tax Consequences” is confirmed.

     (xxiv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of which we are aware that are required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

     (xxv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement, the Indenture, the Intercompany Note Obligations or the Related Transaction Documents or for the offering, issuance, sale or delivery of the Securities.

     (xxvi) The execution, delivery and performance of the Purchase Agreement, the Indenture, the Intercompany Note Obligations and Related Transaction Documents and the consummation of the transactions contemplated in such agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use Of Proceeds”) and compliance by the Company and Laundry Corp. with their obligations under the Purchase Agreement, the Indenture, the Intercompany Note Obligations and Related Transaction Documents do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument included as Exhibit Numbers 4.7 and 10.1 through 10.41 on the exhibit list to the Registration Statement (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect or for such liens created under the Security Agreement), nor will such action result in any violation of (A) the provisions of the charter or by-laws of the Company or any subsidiary of the Company, or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, assets or operations, except in the case of this clause (B), any violation that would not reasonably be expected to result in a Material Adverse Effect.

     (xxvii) To our knowledge, and except as described in the Registration Statement or the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (xxviii) The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an “investment company” under the 1940 Act.

     Although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements (except to the extent referred to paragraph (xxiii) above) contained in the Registration Statement or any amendment or supplement thereto, including the Rule 430A Information, or the Prospectus or any amendment or supplement thereto, no fact has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information, (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no opinion and make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no opinion and make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials and such counsel need not opine as to matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States, the UCC of the State of Delaware and the General Corporation Law of the State of Delaware. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT B

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(d)

Exhibit 8.1 to the Registration Statement is incorporated by reference herein.

B-1

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

November [ ], 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
as Representative of the several Underwriters to be
named in the within mentioned Purchase Agreement
4 World Financial Center
New York, New York 10080

     Re: Proposed Initial Public Offering by Coinmach Service Corp.

Ladies and Gentlemen:

     The undersigned, a securityholder [and an executive officer and/or director] of Coinmach Services Corp., a Delaware corporation (the “Company”), understands that Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company providing for the initial public offering of (i) the Company’s Income Deposit Securities (the “IDSs”), each IDS representing one share of the Company’s Class A common stock, par value $0.01 per share and $6.14 principal amount of the Company’s 11.0% senior secured notes due 2024 and (ii) an additional $20,000,000 aggregate principal amount of the Company’s senior secured notes due 2024 (the “Third Party Notes”). In recognition of the benefit that such an offering will confer upon the undersigned as a securityholder [and an executive officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any of the Company’s IDSs, common stock, debt securities or any similar securities or any securities convertible into or exchangeable or exercisable for IDSs, common stock, debt securities or any similar securities whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended (the “1933 Act”), with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of IDSs, common stock, debt securities or any similar securities, in cash or otherwise.

Notwithstanding the foregoing, if:

     (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement (this “Lock-Up Agreement”) continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch waives, in writing, such extension.

     The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Merrill Lynch to the Company (in accordance with Section 12 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

     Notwithstanding the foregoing and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (iii) as a distribution to members, limited partners or stockholders of the undersigned or to the undersigned’s “affiliates” (as such term is defined in Rule 501 under the 1933 Act) or to any investment fund or other entity controlled or managed by the undersigned; provided that (1) Merrill Lynch receives a signed Lock-Up Agreement for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be; (2) any such transfer shall not involve a disposition for value; (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise; and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfer.

     For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the IDSs and Third Party Notes to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned understands that Merrill Lynch is entering into the Purchase Agreement and proceeding with the offering in reliance upon this Lock-Up Agreement.

     This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Signature:

Print Name:

EXHIBIT D

PERFECTION CERTIFICATE

     Reference is hereby made to (i) that certain Security Agreement dated as of November 24, 2004 (the “Security Agreement”), between Coinmach Service Corp., a Delaware corporation (“Issuer”), Coinmach Laundry Corporation, a Delaware corporation (“Laundry Corp.” and, each of Laundry Corp. and the Issuer , a “Company”, and together, the “Companies”) and the Collateral Agent (as hereinafter defined) and (ii) that certain Indenture dated as of November 24, 2004 (the “Indenture”) among the Companies and The Bank of New York, as Trustee (in such capacity, the “Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Security Agreement.

     The undersigned hereby certify to the Collateral Agent as follows:

     SECTION 18. Names. a) The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

     (b) Set forth in Schedule 1(b) hereto is any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

     (c) Set forth in Schedule 1(c) is a list of all other names (including trade names or similar appellations) used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time in the past five years. Also set forth in Schedule 1(c) is the information required by Section 1 of this certificate for any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time in the past five years. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

     SECTION 19. Current Locations. a) The chief executive office of each Company is located at the address set forth in Schedule 2(a) hereto.

     (b) Set forth in Schedule 2(b) are all locations where each Company maintains any books or records relating to any Collateral.

     (c) Set forth in Schedule 2(c) hereto are all the other places of business of each Company.

     (d) Set forth in Schedule 2(d) hereto are all other locations where each Company maintains any of the Collateral consisting of inventory or equipment not identified above.

     (e) Set forth in Schedule 2(e) hereto are the names and addresses of all persons or entities other than each Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

     SECTION 20. Prior Locations. (a) Set forth in Schedule 3(a) is the information required by Schedule 2(a), Schedule 2(b) or Schedule 2(c) with respect to each location or place of business previously maintained by each Company at any time during the past five years in a state.

     (b) Set forth in Schedule 3(b) is the information required by Schedule 2(d) or Schedule 2(e) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months.

     SECTION 21. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 attached hereto, all of the Collateral has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

     SECTION 22. File Search Reports. Attached hereto as Schedule 5 is a true and accurate summary of file search reports from (A) the Uniform Commercial Code filing offices (i) in each jurisdiction identified in Section 1(a), Section 2 or Section 3 with respect to each legal name set forth in Section 1 and (ii) in each jurisdiction described in Schedule 1(c) or Schedule 4 relating to any of the transactions described in Schedule (1)(c) or Schedule 4 with respect to each legal name of the person or entity from which each Company purchased or otherwise acquired any of the Collateral and (B) each filing officer in each real estate recording office identified on Schedule 8 with respect to real estate on which Collateral consisting of fixtures is or is to be located. A true copy of each financing statement, including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports has been delivered to the Collateral Agent. The amounts due that gave rise to the tax lien described in Schedule 5 have been satisfied, and a copy of the check evidencing such payment is attached as Schedule 5-A.

     SECTION 23. UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral, attached as Schedule 6 relating to the Security Agreement or the applicable Mortgage, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 7 hereof.

     SECTION 24. Schedule of Filings. Attached hereto as Schedule 7 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 6 and (ii) the appropriate filing offices for the filings described in Schedule 14(e) and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Collateral granted to the Collateral Agent pursuant to the Collateral Agreements. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Collateral granted to the Collateral Agent pursuant to the Collateral Agreements.

     SECTION 25. Real Property. Attached hereto as Schedule 8 is a list of all real property owned or leased by each Company.

     SECTION 26. Termination Statements. Attached hereto as Schedule 9(a) are the duly authorized termination statements in the appropriate form for filing in each applicable jurisdiction identified in Schedule 9(b) hereto with respect to each Lien described therein.

     SECTION 27. No Change. The undersigned knows of no anticipated change in any of the circumstances or with respect to any of the matters contemplated in Sections 1 through 9 and Section 11 through Section 17 of this Perfection Certificate except as set forth on Schedule 10 hereto.

     SECTION 28. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 11 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each direct Subsidiary of each Company and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 13 is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.

     SECTION 29. Instruments and Tangible Chattel Paper. Attached hereto as Schedule 12 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of November 24, 2004, including all intercompany notes between or among any two or more Companies.

     SECTION 30. Advances. Attached hereto as Schedule 13 is (a) a true and correct list of all advances made by any Company to any other Company as of November 24, 2004 (other than those identified on Schedule 13) and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Company as of November 24, 2004.

     SECTION 31. Intellectual Property. a) Attached hereto as Schedule 14(a) is a schedule setting forth all of each Company’s Patents, Patent Licenses, Trademarks and Trademark Licenses registered with the United States Patent and Trademark Office, and all other Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by each Company. Attached hereto as Schedule 14(b) is a schedule setting forth all of each Company’s United States Copyrights and Copyright Licenses, and all other Copyrights and Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by each Company.

     (b) Attached hereto as Schedule 14(c) in proper form for filing with the United States Patent and Trademark Office and United States Copyright Office are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 14(a) and Schedule 14(b), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.

     15. Commercial Tort Claims. Attached hereto as Schedule 15 is a true and correct list of all Commercial Tort Claims held by each Company, including a brief description thereof.

     16. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 16 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts maintained by each Company, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account.

     17. Letter-of-Credit Rights. Attached hereto as Schedule 17 is a true and correct list of all letters of credit issued in favor of each Company, as beneficiary thereunder.

     18. Motor Vehicles. Attached hereto as Schedule 18 is a true and correct list of all motor vehicles (covered by certificates of title or ownership) valued at over $50,000 and owned by each Company, and the owner and approximate value of such motor vehicles.

     IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this ___day of ___, 2004.

COINMACH SERVICE CORP.

By:

Name:
Title:

COINMACH LAUNDRY CORPORATION

By:

Name:
Title:

Schedule 1(a)

Legal Names, Etc.

Registered
		Organization	Organizational	Federal Taxpayer
Legal Name	Type of Entity	(Yes/No)	Number	Identification Number	State of Formation

Schedule 1(b)

Prior Organizational Names

Company	Prior Name	Date of Change

Schedule 1(c)

Changes in Corporate Identity; Other Names

List of All Other
Names Used
	Corporate Name of		Date of	State of	During Past Five
Company	Entity	Action	Action	Formation	Years

Schedule 2(a)

Chief Executive Offices

Company	Address	County	State

Schedule 2(b)

Location of Books

Company	Address	County	State

Schedule 2(c)

Other Places of Business

Company	Address	County	State

Schedule 2(d)

Additional Locations of Equipment and Inventory

Company	Address	County	State

Schedule 2(e)

Locations of Collateral in Possession of Persons Other Than any Company

Name of Entity in
Possession of
	Collateral/Capacity of	Address/Location of
Company	such Entity	Collateral	County	State

Schedule 3(a)

Prior Locations Maintained by each Company

Company	Address	County	State

Schedule 3(b)

Prior Locations/Other Entities

	Prior Locations of	Other Entity in Pos-	Address of Such
	Collateral: Address	session of Collat-	Other Entity Includ-
Company	Including County	eral/Capacity	ing County

Schedule 4

Transactions Other Than in the Ordinary Course of Business

	Description of Transaction Including Parties	Date of
Company	Thereto	Transaction

Schedule 5

File Search Reports

Company	Search Report dated	Prepared by	Jurisdiction

Schedule 5-A

Copy of Cancelled Check

with respect to Federal Tax Lien

Schedule 6

Copy of Financing Statements To Be Filed

Schedule 7

Filings/Filing Offices

Applicable Collateral
Document
[Mortgage, Security
Type of Filing	Entity	Agreement or Other]	Jurisdictions

Schedule 8

Real Property

Description of
		Owned or	Landlord/Owner	Lease
Entity of Record	Location Address	Leased	if Leased	Documents

Schedule 9(a)
Termination Statements

Schedule 9(b)

Termination Statement Filings

UCC-1
		Secured		UCC-1	File
Debtor	Jurisdiction	Party	Type of Collateral	File Date	Number

Schedule 10

Changes from Circumstances Described in Perfection Certificate

Schedule 11

Stock Ownership and Other Equity Interests

Company: Coinmach Service Corp.

Current Legal			No. Shares/Intere	Percent
Entities Owned	Record Owner	Certificate No.	st	Pledged

Company: Coinmach Laundry Corporation

Current Legal				Percent
Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Pledged

Schedule 12

Instruments and Tangible Chattel Paper

Company: Coinmach Service Corp.

1. Promissory Notes:

	Principal			Maturity
Entity	Amount	Date of Issuance	Interest Rate	Date

2. Chattel Paper:

Company: Coinmach Laundry Corporation

1. Promissory Notes:

A. Management/Co-Investors

	Principal			Maturity
Person	Amount	Date of Issuance	Interest Rate	Date

B. Employees

	Principal			Maturity
Person	Amount	Date of Issuance	Interest Rate	Date

2. Chattel Paper:

Schedule 13

Advances

Description and Date
of Unpaid
Intercompany
Description and			Transfer of
Date of Advance	From	To	Goods	From	To

Schedule 14(a)

Patents and Trademarks

UNITED STATES PATENTS:

Registrations:

REGISTRATION
OWNER	NUMBER	DESCRIPTION

Applications:

APPLICATION
OWNER	NUMBER	DESCRIPTION

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	DESCRIPTION

OTHER PATENTS:

Registrations:

REGISTRATION
OWNER	NUMBER	COUNTRY/STATE	DESCRIPTION

Applications:

APPLICATION
OWNER	NUMBER	COUNTRY/STATE	DESCRIPTION

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION

UNITED STATES TRADEMARKS:

Registrations:

REGISTRATION
OWNER	NUMBER	TRADEMARK

Applications:

APPLICATION
OWNER	NUMBER	TRADEMARK

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	TRADEMARK

OTHER TRADEMARKS:

Registrations:

REGISTRATION
OWNER	NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

APPLICATION
OWNER	NUMBER	COUNTRY/STATE	TRADEMARK

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	TRADEMARK

Schedule 14(b)

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:

OWNER	APPLICATION NUMBER

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	DESCRIPTION

OTHER COPYRIGHTS

Registrations:

OWNER	COUNTRY/STATE	TITLE	REGISTRATION NUMBER

Applications:

OWNER	COUNTRY/STATE	APPLICATION NUMBER

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION

Schedule 14(c)

Intellectual Property Filings

Schedule 15

Commercial Tort Claims

Schedule 16

Deposit Accounts, Securities Accounts and Commodity Accounts

		BANK OR	ACCOUNT
OWNER	TYPE OF ACCOUNT	INTERMEDIARY	NUMBERS

Schedule 17

Letter of Credit Rights

Schedule 18

Motor Vehicles